SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 1995

                                  HUBCO, INC.
               (Exact Name of Registrant as Specified in Charter)

                                  New Jersey
                 (State or Other Jurisdiction of Incorporation)

              1-10699                                   22-2405746
      (Commission File Number)               (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address or principal executive offices)

                                 (201) 236-2640
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On June 30, 1995, HUBCO, Inc. ("HUBCO") completed the previously announced merger of Urban National Bank ("Urban") into its wholly owned subsidiary, Hudson United Bank. The merger increased HUBCO's branch network to 58 locations in northern New Jersey. According to the terms of the merger agreement, shareholders of Urban will receive 2.17 shares of HUBCO's common stock for each share of Urban.

Item 7.  Exhibits.

     99.1 Press Release dated June 30, 1995


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1937, HUBCO, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     HUBCO, INC.

Dated:  June 30, 1995                                By:  /s/ KENNETH T. NEILSON
                                                         ----------------------
                                                         Kenneth T. Neilson
                                                         President and Chief
                                                         Executive Officer


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                               INDEX TO EXHIBITS

99.1     Press Release, dated June 30, 1995